UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 3, 2016

Financial Institutions, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	0-26481	16-0816610
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

220 Liberty Street, Warsaw, New York		14569
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	585-786-1100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 3, 2016, Financial Institutions, Inc. (the "Company" or "FISI") held its 2016 Annual Meeting of Shareholders (the "2016 Annual Meeting") to vote on the following matters, which are described in detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 19, 2016 (the "Proxy Statement"): (i) to elect four directors, each to serve until FISI’s 2019 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified ("Proposal 1"); (ii) to vote on a non-binding, advisory resolution to approve the compensation paid to FISI’s named executive officers for the fiscal year ended December 31, 2015, as described in the "Compensation Discussion and Analysis," executive compensation tables and enclosed narrative disclosures in the Proxy Statement ("Proposal 2"); and (iii) to vote on a proposal to ratify the appointment of KPMG LLP as FISI’s independent registered public accounting firm for the fiscal year ending December 31, 2016 ("Proposal 3").

The FISI Board of Directors (the "FISI Board") nominated and recommended Martin K. Birmingham, Samuel M. Gullo, Kim E. VanGelder, and James H. Wyckoff for election as directors. As previously disclosed, Clover Partners, L.P. ("Clover Partners"), an activist hedge fund based in Dallas, Texas, nominated and pursued a proxy contest seeking the election of Johnny Guerry and Terrell T. Philen, Jr. in opposition to FISI’s director nominees. Accordingly, there were six nominees standing for election at the 2016 Annual Meeting for four director positions.

On June 7, 2016, IVS Associates, Inc. ("IVS"), the firm that was appointed by the FISI Board to serve as the independent inspector of elections for the 2016 Annual Meeting, delivered its certified voting results, which reported that all four of the FISI Board’s nominees were elected, none of Clover Partners’ nominees were elected and shareholders had approved Proposal 2 and Proposal 3. IVS also reported that 13,079,581 shares of FISI’s common stock entitled to vote at the 2016 Annual Meeting were represented in person or by proxy, constituting a quorum consisting of over 90% of the shares of the common stock entitled to vote at the 2016 Annual Meeting.

Set forth below are the final certified voting results for the proposals acted upon at the 2016 Annual Meeting as provided by IVS:

Proposal 1: To elect four directors, each to serve until the Company’s 2019 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified

Martin K. Birmingham
FOR: 11,430,933
WITHHELD: 1,648,648

Samuel M. Gullo
FOR: 9,505,819
WITHHELD: 174,732

Kim E. VanGelder
FOR: 9,621,369
WITHHELD: 59,182

James H. Wyckoff
FOR: 11,271,562
WITHHELD: 1,808,019

Johnny Guerry
FOR: 3,379,323
WITHHELD: 19,707

Terrell T. Philen, Jr.
FOR: 3,379,323
WITHHELD: 19,707

The terms of the following directors continued after the 2016 Annual Meeting: Karl V. Anderson, Jr., John E. Benjamin, Andrew W. Dorn, Jr., Robert M. Glaser, Susan R. Holliday, Erland E. Kailbourne and Robert N. Latella.

Proposal 2: To vote on a non-binding, advisory resolution to approve the compensation paid to the Company’s named executive officers for the fiscal year ended December 31, 2015, as described in the "Compensation Discussion and Analysis," executive compensation tables and enclosed narrative disclosures in the Proxy Statement

FOR: 9,499,941
AGAINST: 3,528,752
ABSTAIN: 50,888

Proposal 3: To vote on a proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016

FOR: 12,904,661
AGAINST: 158,176
ABSTAIN: 16,744

Brokers did not have discretionary voting authority on any matter before the 2016 Annual Meeting and, as a result, there were zero broker non-votes on Proposal 1, Proposal 2 and Proposal 3.

Item 8.01 Other Events.

On June 3, 2016, FISI issued a press release, a copy of which is furnished as Exhibit 99.1, announcing that, based on a preliminary vote count provided by FISI’s proxy solicitor, all four of FISI’s highly-qualified and very experienced director nominees - Martin K. Birmingham, Samuel M. Gullo, Kim E. VanGelder and James H. Wyckoff - were elected by extremely wide margins to the FISI Board at the 2016 Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Press release issued on June 3, 2016 announcing the preliminary results of FISI’s 2016 Annual Meeting held on June 3, 2016.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Financial Institutions, Inc.

June 7, 2016	By:	/s/ Kevin B. Klotzbach

Name: Kevin B. Klotzbach
Title: Executive Vice President, Chief Financial Officer and Treasurer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press release issued on June 3, 2016 announcing the preliminary results of FISI’s 2016 Annual Meeting held on June 3, 2016.